                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
             Allmerica Financial Life Insurance and Annuity Company
                First Allmerica Financial Life Insurance Company
                           Allmerica Investments, Inc.

     The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

     1.   Allmerica Investments, Inc. is added as a party to the Agreement.

     2.   The following Section 2.1.12 is added to the Agreement:

                    "2.1.12 You undertake and agree to comply, and to take full responsibility in complying with any and all laws, regulations, protocols and other requirements relating to money laundering both United States and foreign, including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA Patriot Act), hereinafter, collectively with the rules, regulations and orders promulgated thereunder, the "Act," and any requirements and/or requests in connection therewith, made by regulatory authorities, the Trust or the Underwriter or their duly appointed agents, either generally or in respect of a specific transaction, and/or in the context of a "primary money laundering concern" as defined in the Act.

          You agree as a condition precedent to any transaction taking or continuing to be in effect, to comply with any and all anti-money laundering laws, regulations, orders or requirements, and without prejudice to the generality of the above, to provide regulatory authorities, the Trust, the Underwriter or their duly appointed agents, with all necessary reports and information for them to fulfill their obligations, if any, under the Act for the purposes of the Trust, the Underwriter, or other third parties complying with any and all anti-money laundering requirements, including, without limitation, the enhanced due diligence obligations imposed by the Act, the filing of Currency Transaction Reports and/or of Suspicious Activity Reports obligations required by the Act, and/or the sharing of information requirements imposed by the Act.

          In the event satisfactory reports and information are not received within a reasonable time period from the date of the request, the Trust or the Underwriter reserve the right to reject any transaction and/or cease to deal with you and/or the Accounts.

          Further, you represent that you have not received notice of, and to your knowledge, there is no basis for, any claim, action, suit, investigation or proceeding that might result in a finding that you are not or have not been in compliance with the Act, and the rules and regulations promulgated thereunder. You agree to notify the Trust and the Underwriter immediately if the representation in the previous sentence is no longer true or if you have a reasonable basis for believing that such representation may no longer be true."

     3. Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9.2:

               "9.2 This Agreement may be terminated immediately by us upon written notice to you if:

                    9.2.1 (i) you breach any of the representations and
               warranties made in this Agreement; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement; or

                    9.2.2 either one or both of the Trust or the Underwriter
               respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                    9.2.3 you give us the written notice specified above in
               Section 3.3 and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 9.2.3 shall be effective forty-five (45) days after the notice specified in Section 3.3 was given."

     4. Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9.3:

               "9.3 If this Agreement is terminated with respect to any Portfolio for any reason, except as required by the Shared Funding Order, we may, as mutually agreed, and pursuant to the terms and conditions of this Agreement, continue to make available additional shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement. Upon liquidation of a Portfolio, or if this Agreement is terminated with respect to any Portfolio by the Trust's Board of Trustee's in the exercise of its duties and it determines it is a necessary and appropriate remedy for a material breach of the Agreement, including a violation of laws, the Trust may involuntarily redeem, at its option in kind or for cash, shares of any Portfolio, for any or all Contracts or Accounts existing on the effective date of termination of this Agreement. If this

          Agreement is terminated as required by the Shared Funding Order, its provisions shall govern."

     5. Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3.6:

               "3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. East Coast time, on the Business Day following the Business Day as of which such purchases orders are made."

     6. Schedules B, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D and F attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002


FRANKLIN TEMPLETON VARIABLE INSURANCE     FRANKLIN TEMPLETON DISTRIBUTORS, INC.
PRODUCTS TRUST

By:     /s/ (illegible signature)         By:     /s/ (illegible signature)
       -------------------------------           ------------------------------
Name:                                     Name:
Title:                                    Title:


ALLMERICA FINANCIAL LIFE INSURANCE AND    FIRST ALLMERICA FINANCIAL LIFE
ANNUITY COMPANY                           INSURANCE COMPANY

By:     /s/ Mark A. Hug                   By:     /s/ Mark A. Hug
       -------------------------------           ------------------------------
Name:  Mark A. Hug                        Name:   Mark A. Hug
Title: President                          Title:  Vice President


ALLMERICA INVESTMENTS, INC.

By:     /s/ William F. Monroe Jr.
       -------------------------------
Name:  William F. Monroe Jr.
Title: President

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.   Name:                            Separate Account FUVUL of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                12.17.99
     SEC Registration Number:         811-333-93031

2.   Name:                            Separate Account FUVUL of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                Pending
     SEC Registration Number:         Pending

3.   Name:                            Separate Account VA-P of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         811-8872

4.   Name:                            Separate Account VA-P of Allmerica Financial Life
                                      Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         811-8848

5.   Name:                            Separate Account VA-K of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         811-6293

6.   Name:                            Separate Account VA-K of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         811-8114

7.   Name:                            Separate Account VA-K (Delaware) of Allmerica
                                      Financial Life Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         811-6293

8.   Name:                            Separate Account VA-P of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         811-8114

9.   Name:                            FR1 Separate Account of Allmerica Financial Life
                                      Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

10.  Name:                            FR1 Separate Account of First Allmerica Life
                                      Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

11.  Name:                            FQ1 Separate Account of Allmerica Financial Life
                                      Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

12.  Name:                            FQ1 Separate Account of First Allmerica Life
                                      Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

13.  Name:                            UR1 Separate Account of Allmerica Financial Life
                                      Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

14.  Name:                            UR1 Separate Account of First Allmerica Life
                                      Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

15.  Name:                            UQ1 Separate Account of Allmerica Financial Life
                                      Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

16.  Name:                            UQ1 Separate Account of First Allmerica Life
                                      Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         N/A

17.  Name:                            Allmerica Select Separate Account of Allmerica
                                      Financial Life Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         811-6293

18.  Name:                            Allmerica Select Separate Account of First
                                      Allmerica Financial Life Insurance
                                      Company
     Date Established:                6.13.96

     SEC Registration Number:         811-8114

19.  Name:                            Group VEL Separate Account of Allmerica
                                      Financial Life Insurance and Annuity Company
     Date Established:                6.13.96
     SEC Registration Number:         811-8704

20.  Name:                            Group VEL Separate Account of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                6.13.96
     SEC Registration Number:         811-7663

21.  Name:                            VEL Account of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                04.02.87
     SEC Registration Number:         811-8130

22.  Name:                            VEL II Separate Account of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                01.21.93
     SEC Registration Number:         811-7466

23.  Name:                            VEL II Separate Account of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                08.20.91
     SEC Registration Number:         811-5183

24.  Name:                            Inheiritage Separate Account of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                09.15.93
     SEC Registration Number:         811-8120

25.  Name:                            Inheiritage Separate Account of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                08.20.91
     SEC Registration Number:         811-8304

26.  Name:                            VEL III Separate Account of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                06.13.96
     SEC Registration Number:         811-8857

27.  Name:                            Separate Account SPVL of First Allmerica
                                      Financial Life Insurance Company
     Date Established:                06.13.96
     SEC Registration Number:         811-10133

28:  Name:                            Allmerica Select Separate Account III of
                                      Allmerica Financial Life Insurance and
                                      Annuity Company
     Date Established:                06.13.96
     SEC Registration Number:         811-8859

29.  Name:                            Allmerica Select Separate Account II of
                                      Allmerica Financial Life Insurance and
                                      Annuity Company
     Date Established:                10.12.93
     SEC Registration Number:         811-8746

30.  Name:                            Allmerica Select Separate Account II of
                                      First Allmerica Financial Life Insurance
                                      Company
     Date Established:                10.12.93
     SEC Registration Number:         811-8987

31.  Name:                            Separate Account IMO of Allmerica Financial
                                      Life Insurance and Annuity Company
     Date Established:                06.13.96
     SEC Registration Number:         811-09529

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
1          Yes           ValuPlus Assurance    333-93031     1036-99         Separate Account        - Templeton Foreign
                         (First Union)         811-09731                     FUVUL of Allmerica        Securities Fund, Class 2
                                                                             Financial Life            TEMPLETON INVESTMENT
                                                                             Insurance and Annuity     COUNSEL, INC.
                                                                             Company                 - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                             12.17.99                  TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

2          Pending       ValuPlus Assurance    Pending       1036-99         Separate Account        - Templeton Foreign
                         (First Union)         Pending                       FUVUL of First            Securities Fund, Class 2
                                                                             Allmerica Financial       TEMPLETON INVESTMENT
                                                                             Life Insurance and        COUNSEL, INC.
                                                                             Annuity Company         - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                             Pending                   TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

3          Yes           Pioneer Vision 2      33-86664      A3025-96        Separate Account VA-P   - Franklin Small Cap Fund,
                                               81-8872                       of First Allmerica        Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                             06.13.96                  TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

4          Yes           Pioneer Vision 2      33-85916      A3025-96        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8848                      of  Allmerica             Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Templeton Foreign Securities
                                                                             Company                   Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                             06.13.96                  COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

5          Yes           Pioneer C-Vision      333-64833     A3027-98        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8872                      of First Allmerica        Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Templeton Foreign Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
6          Yes           Pioneer C-Vision      333-64831     A3027-98        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8848                      of  Allmerica             Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Templeton Foreign Securities
                                                                             Company                   Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                             06.13.96                  COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

7          Yes           Pioneer XtraVision    333-81017     A3028-99        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8848                      of  Allmerica             Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Templeton Foreign
                                                                             Company                   Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                             06.13.96                  COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

8          Yes           Pioneer XtraVision    333-54040     A3028-99        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8872                      of First Allmerica        Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                             06.13.96                  TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

9          Yes           Pioneer (no load)     333-90535     A3030-99        Separate Account VA-P   - Franklin Small Cap Fund,
                                               811-8848                      of Allmerica              Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Templeton Foreign Securities
                                                                             Company                   Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                             06.13.96                  COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

10         Yes           Pioneer (no load)     333-90537     A3030-99        Separate Account VA-P   - Franklin Small
                                               811-8872                      of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                             06.13.96                  TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
11         Yes           Agency C-Shares       333-38274     A3033-99        Separate Account VA-K   - Franklin Growth
                         PremierChoice         811-6293                      of Allmerica              and Income Securities
                                                                             Financial Life            Fund, Class 2
                                                                             Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                             Company                 - Franklin Small Cap Fund,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

12         Yes           Agency C-Shares       333-38276     3033-99         Separate Account VA-K   - Franklin Growth
                         PremierChoice         811-8114                      of First Allmerica        and Income Securities
                                                                             Financial Life            Fund, Class 2
                                                                             Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small Cap Fund,
                                                                             06.13.96                  Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

13         Yes           Delaware Medallion    33-44830      A3025-96        Separate Account VA-K   - Franklin Small
                         III                   811-6293                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Mutual Shares
                                                                             Company                   Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.99                  ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
14         Yes           Delaware Medallion    33-71054      A3025-96        Separate Account VA-K   - Franklin Small
                         III                   811-8114                      of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Mutual Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.99                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

15         Yes           Delaware Golden       333-81281     A3028-98        Separate Account VA-K   - Franklin Small Cap Fund,
                         Medallion             811-6293                      of Allmerica              Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Mutual Shares Securities
                                                                             Company                   Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.99                  ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

16         Yes           Delaware Golden       333-54218     A3028-98        Separate Account VA-K   - Franklin Small Cap Fund,
                         Medallion             811-8114                      of First Allmerica        Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Mutual Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.99                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

17         Yes           DirectedAdvisory      333-90543     A3030-99        Separate Account VA-K   - Franklin Small Cap Fund,
                         Solutions (Fund       811-6293                      of Allmerica              Class 2
                         Quest)                                              Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Mutual Shares Securities
                                                                             Company                   Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.99                  ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
18         Yes           DirectedAdvisory      333-90545     A3030-99        Separate Account VA-K   - Franklin Small Cap Fund,
                         Solutions (Fund       811-8114                      of First Allmerica        Class 2
                         Quest)                                              Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Mutual Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.99                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

19         No            PremierFocus          N/A           1037-99         FR1 Separate Account    - Templeton Foreign
                                                                             of Allmerica Financial    Securities Fund, Class 2
                                                                             Life Insurance            TEMPLETON INVESTMENT
                                                                             and Annuity Company       COUNSEL, INC.

20         No            PremierFocus          N/A           1037-99         FR1 of First            - Templeton Foreign
                                                                             Allmerica Financial       Securities Fund, Class 2
                                                                             Life Insurance Company    TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

21         No            PremierFocus          N/A           1037-99         FQ1 of  Allmerica       - Templeton Foreign
                                                                             Financial Life            Securities Fund, Class 2
                                                                             Insurance and Annuity     TEMPLETON INVESTMENT
                                                                             Company                   COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

22         No            PremierFocus          N/A           1037-99         FQ1 of First            - Templeton Foreign
                                                                             Allmerica Financial       Securities Fund, Class 2
                                                                             Life Insurance Company    TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

23         No            First Union Private   N/A           3034-00         UQ1 Separate Account    - Templeton Foreign
                         Placement Annuity                                   of Allmerica              Securities Fund, Class 2
                                                                             Financial Life            TEMPLETON INVESTMENT
                                                                             Insurance and Annuity     COUNSEL, INC.
                                                                             Company                 - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

24         No            First Union Private   N/A           3034-00         UQ1 of First            - Templeton Foreign
                         Placement Annuity                                   Allmerica Financial       Securities Fund, Class 2
                                                                             Life Insurance Company    TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Templeton Global Asset
                                                                                                       Allocation Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

25         No            First Union Private   N/A           3034-99         UR1 of  Allmerica       - Templeton Foreign
                         Placement Annuity                                   Financial Life            Securities Fund, Class 2
                                                                             Insurance and Annuity     TEMPLETON INVESTMENT
                                                                             Company                   COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
26         No            First Union Private   N/A           3034-99         UR1 of  First           - Templeton Foreign
                         Placement Annuity                                   Allmerica Financial       Securities Fund, Class 2
                                                                             Life Insurance Company    TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

27         Yes           Allmerica Advantage   33-39702      A-3025-96       Separate Account VA-K   - Franklin Growth and
                                               811-6293                      of Allmerica              Income Securities Fund,
                                                                             Financial Life            Class 2
                                                                             Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                             Company                 - Franklin Small Cap Fund,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

28         Yes           Allmerica Advantage   33-70152      A-3025-96       Separate Account VA-K   - Franklin Growth and
                                               811-8114                      of First Allmerica        Income Securities Fund,
                                                                             Financial Life            Class 2
                                                                             Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small Cap Fund,
                                                                             06.13.96                  Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

29         Yes           ExecAnnuity Plus      33-39702      A-3018-91       Separate Account VA-K   - Franklin Growth and
                                               811-6293      A-3021-93       of Allmerica              Income Securities Fund,
                                                                             Financial Life            Class 2
                                                                             Insurance and Annuity     FRANKLIN ADVISERS, INC.
                                                                             Company                 - Franklin Small Cap Fund,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
30         Yes           ExecAnnuity Plus      33-70152      A-3018-91       Separate Account VA-K   - Franklin Growth and
                                               811-8114      A-3021-93       of First Allmerica        Income Securities Fund,
                                                                             Financial Life            Class 2
                                                                             Insurance Company         FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Small Cap Fund,
                                                                             06.13.96                  Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual Shares
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large Cap Growth
                                                                                                       Securities Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

31         Yes           Select Reward         333-78245     A3028-99        Allmerica Select        - Franklin Small Cap Fund,
                                               811-6632                      Separate Account of       Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Mutual Shares Securities
                                                                             Annuity Company           Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.96                  ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

32         Yes           Select Reward         333-54070     A3028-99        Allmerica Select        - Franklin Small Cap Fund,
                                               811-8116                      Separate Account of       Class 2
                                                                             First Allmerica           FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual Shares
                                                                             Insurance Company         Securities Fund,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
33         Yes           Select Resource       333-47216     A3020-92        Allmerica Select        - Franklin Small Cap Fund,
                                               811-6632      A3025-96        Separate Account of       Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual Shares
                                                                             Annuity Company           Securities Fund,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

34         Yes           Select Resource       333-71058     A3020-92        Allmerica Select        - Franklin Small Cap Fund,
                                               811-8116      A3025-96        Separate Account of       Class 2
                                                                             First Allmerica           FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual Shares
                                                                             Insurance Company         Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.96                  ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

35         Yes           Select Charter        333-63093     A3027-98        Allmerica Select        - Franklin Small Cap Fund,
                                               811-6632                      Separate Account of       Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual Shares
                                                                             Annuity Company           Securities Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                             06.13.96                  ADVISERS, LLC
                                                                                                     - Franklin Large Cap
                                                                                                       Growth Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton Foreign
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small Cap
                                                                                                       Value Securities Fund,
                                                                                                       Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
36         Yes           Select Charter        333-63087     A3027-98        Allmerica Select        - Franklin Small
                                               811-8116                      Separate Account of       Cap Fund, Class 2
                                                                             First Allmerica           FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual
                                                                             Insurance Company         Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

37         Yes           Select Acclaim        333-92115     A3032-00        Allmerica Select        - Franklin Small
                                               811-6632                      Separate Account of       Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities,
                                                                                                       Class 2
                                                                             06.13.96                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

38         Yes           Select Acclaim        333-90533     A3032-00        Allmerica Select        - Franklin Small
                                               811-8116                      Separate Account of       Cap Fund, Class 2
                                                                             First  Allmerica          FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual
                                                                             Insurance Company         Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
39         Yes           Allmerica Value       333-87099     A3031-99        Separate Account VA-K   - Franklin Mutual
                         Generation (Annuity   811-6293                      of Allmerica              Shares Securities
                         Scout)                                              Financial Life            Fund, Class 2
                                                                             Insurance and Annuity     FRANKLIN MUTUAL
                                                                             Company                   ADVISERS, LLC
                                                                                                     - Templeton
                                                                             06.13.96                  Developing Markets
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON ASSET
                                                                                                       MANAGEMENT, LTD

40         Yes           Allmerica Value       333-87105     A3031-99        Separate Account VA-K   - Franklin Mutual
                         Generation (Annuity   811-8114                      of First Allmerica        Shares Securities
                         Scout)                                              Financial Life            Fund, Class 2
                                                                             Insurance Company         FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                             06.13.96                - Templeton
                                                                                                       Developing Markets
                                                                                                       Securities Fund, Class 2
                                                                                                       TEMPLETON ASSET
                                                                                                       MANAGEMENT, LTD

41         Yes           Executive Solutions,  33-92658      1029-94         Group VEL Account of    - Templeton
                         Group VEL             811-8704                      Allmerica Financial       Foreign Securities
                                                                             Life Insurance and        Fund, Class 2
                                                                             Annuity Company           TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                             06.13.96

42         Yes           Executive Solutions,  333-06383     1029-94         Group VEL Account of    - Templeton
                         Group VEL             811-7663                      First Allmerica           Foreign Securities
                                                                             Financial Life            Fund, Class 2
                                                                             Insurance Company         TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                             06.13.96

43         Yes           Delaware I & II       33-44380      A3019-91        Separate Account VA-K   - Franklin Small
                                               811-6293      A3022-93        (Delaware) of             Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.99                  FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton
                                                                                                       Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

44         Yes           Delaware I & II       33-71054      A3019-91        Separate Account VA-K   - Franklin Small
                                               811-8114      A3022-93        (Delaware) of First       Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance Company  - Franklin Mutual
                                                                                                       Shares Securities
                                                                             06.13.99                  Fund, Class 2
                                                                                                       FRANKLIN MUTUAL
                                                                                                       ADVISERS, LLC
                                                                                                     - Templeton
                                                                                                       Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON GLOBAL
                                                                                                       ADVISORS LIMITED
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
45         Yes           VEL 87                33-14672      1018-87         VEL Separate Account    - Franklin Small
                                               811-5183                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             04.02.87                  FRANKLIN ADVISERS, INC.

46         Yes           VEL 91                33-90320      1018-87         VEL Separate Account    - Franklin Small
                                               811-5183                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             04.02.87                  FRANKLIN ADVISERS, INC.

47         Yes           VEL 93                33-57792      1018-39         VEL II Separate         - Franklin Small
                                               811-7466                      Account of Allmerica      Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             01.21.93                  FRANKLIN ADVISERS, INC.

48         Yes           VEL 93                33-71056      1018-39         VEL II Separate         - Franklin Small
                                               811-8130                      Account of First          Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance Company  - Franklin Large
                                                                                                       Cap Growth Securities
                                                                             08.20.91                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.

49         Yes           Variable Inheiritage  33-70948      1026-94         Inheiritage Separate    - Franklin Small
                                               811-8120                      Account of Allmerica      Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             09.15.93                  FRANKLIN ADVISERS, INC.

50         Yes           Variable Inheiritage  33-74184      1026-94         Inheiritage Separate    - Franklin Small
                                               811-8304                      Account of First          Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance Company  - Franklin Large
                                                                                                       Cap Growth Securities
                                                                             08.20.91                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.

51         Yes           VEL III               333-58385     1018-93         VEL III Separate        - Franklin Small
                                                                             Account of Allmerica      Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, INC.

52         Yes           VEL III               333-45914     1030-99         Separate Account SPVL   - Franklin Small
                                                                             of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Franklin Large
                                                                                                       Cap Growth Securities
                                                                             06.13.96                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
53         Yes           Select SPL III        33-58551      1030-96         Allmerica Select        - Franklin Small
                                                                             Separate Account III      Cap Fund, Class 2
                                                                             of Allmerica Financial    FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC

54         Yes           Select SPL            333-45914     1030-NY-99      Separate Account SPVL   - Franklin Small
                                               811-10133                     of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Franklin Mutual
                                                                                                       Shares Securities
                                                                             06.13.96                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC

55         Yes           Select Life II        33-83604      1027-95         Allmerica Select        - Franklin Small
                                               811-8746                      Separate Account II       Cap Fund, Class 2
                                                                             of Allmerica Financial    FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities
                                                                                                       Fund, Class 2
                                                                             10.12.93                  FRANKLIN ADVISERS, LLC

56         Yes           Select Life II        333-62369     1027-95         Allmerica Select        - Franklin Small
                                               811-8987                      Separate Account II       Cap Fund, Class 2
                                                                             of First Allmerica        FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual
                                                                             Insurance Company         Shares Securities
                                                                                                       Fund, Class 2
                                                                             10.12.93                  FRANKLIN ADVISERS, LLC

57         Yes           Select Inheiritage    33-70948      1026-94         Inheiritage Account     - Franklin Small
                                               811-8120                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Mutual
                                                                             Company                   Shares Securities
                                                                                                       Fund, Class 2
                                                                             09.15.93                  FRANKLIN ADVISERS, LLC

58         Yes           Select Inheiritage    33-74184      1026-94         Inheiritage Account     - Franklin Small
                                               811-8304                      of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Franklin Large
                                                                                                       Cap Growth Securities
                                                                             08.20.91                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.

59         Yes           Allmerica VUL 2001    333-84879     1033-99         Separate Account IMO    - Franklin Small
                                               811-09529                     of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Growth
                                                                             Company                   and Income Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
60         Yes           Allmerica Select Life 333-84879     1033-99         Separate Account IMO    - Franklin Small
                                               811-09529                     of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Mutual
                                                                             Company                   Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC,

61         Yes           VEL Plus              33-42687      1023-93         Separate Account VEL    - Franklin Small
                                               811-5183                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Large
                                                                             Company                   Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                             04.02.87                  FRANKLIN ADVISERS, INC.

62         Yes           Select Reward         333-78245     A3028-99        Allmerica Select        - Franklin Small
                                               811-6632                      Separate Account of       Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC

63         Yes           VUL 2001 Survivorship 333-90995     1034-99         Separate Account IMO    - Franklin Small
                                               811-09529                     of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Mutual
                                                                             Company                   Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
64         Yes           Select Resource       33-47216      A3025-96        Allmerica Select        - Franklin Small
                                               811-6632                      Separate Account of       Cap Fund, Class 2
                                                                             Allmerica Financial       FRANKLIN ADVISERS, INC.
                                                                             Life Insurance and      - Franklin Mutual
                                                                             Annuity Company           Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

65         Yes           Select Resource       33-71058      A3025-96GRC     Allmerica Select        - Franklin Small
                                               811-8116                      Separate Account of       Cap Fund, Class 2
                                                                             First Allmerica           FRANKLIN ADVISERS, INC.
                                                                             Financial Life          - Franklin Mutual
                                                                             Insurance                 Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

66         Yes           Allmerica Immediate   333-81861     A3029-99        Separate Account VA-K   - Franklin Small
                         Advantage             811-6293                      of Allmerica              Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Annuity   - Franklin Growth
                                                                             Company                   and Income Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
67         Yes           Allmerica Immediate   333-81859     A3029-99        Separate Account VA-K   - Franklin Small
                         Advantage             811-8114                      of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance Company       - Franklin Growth
                                                                                                       and Income Securities
                                                                             06.13.96                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.

68         Yes           Allmerica VUL 2001    333-64162     1033-99         Separate Account IMO    - Franklin Small
                                               811-10433                     of First Allmerica        Cap Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, INC.
                                                                             Insurance and Company   - Franklin Growth
                                                                                                       and Income Securities
                                                                             06.13.96                  Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual
                                                                                                       Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

69         Yes           Select SPL II         Pending       1030-96         Allmerica Select        - Franklin Growth
                                               811-8859                      Separate Account III      and Income Securities
                                                                             of Allmerica              Fund, Class 2
                                                                             Financial Life            FRANKLIN ADVISERS, LLC
                                                                             Insurance and Annuity   - Franklin Mutual
                                                                             Company                   Shares Securities
                                                                                                       Fund, Class 2
                                                                             06.13.96                  FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                                   SEC                       SEPARATE ACCOUNT
CONTRACT    REGISTERED                         REGISTRATION  REPRESENTATIVE  NAME/DATE               PORTFOLIOS AND CLASSES -
   NO.       (YES/NO)       PRODUCT NAME         NUMBERS     FORM NUMBERS    ESTABLISHED             ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
70         Yes           Select SPL II         Pending       1030-99         Separate Account SPVL   - Franklin Growth
                                               811-10133                     of First Allmerica        and Income Securities
                                                                             Financial Life            Fund, Class 2
                                                                             Insurance Company         FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Mutual
                                                                             06.13.96                  Shares Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, LLC
                                                                                                     - Franklin Large
                                                                                                       Cap Growth Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISERS, INC.
                                                                                                     - Templeton
                                                                                                       Foreign Securities
                                                                                                       Fund, Class 2
                                                                                                       TEMPLETON INVESTMENT
                                                                                                       COUNSEL, INC.
                                                                                                     - Franklin Small
                                                                                                       Cap Value Securities
                                                                                                       Fund, Class 2
                                                                                                       FRANKLIN ADVISORS, LLC

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

PORTFOLIO NAME                                       MAXIMUM ANNUAL PAYMENT RATE
--------------                                       ---------------------------
Franklin Growth and Income Securities Fund                      0.25%
Franklin Large Cap Growth Securities Fund                       0.25%
Franklin Mutual Shares Securities Fund                          0.25%
Franklin Small Cap Fund                                         0.25%
Mutual Shares Securities Fund                                   0.25%
Templeton Developing Markets Securities Fund                    0.25%
Templeton Foreign Securities Fund                               0.25%
Templeton Global Asset Allocation Fund                          0.25%
Templeton Growth Securities Fund                                0.25%
Templeton Foreign Securities Fund                               0.25%
Templeton Pacific Growth Securities Fund                        0.25%

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.